EXHIBIT 10.2

SIXTH AMENDMENT TO THE CREDIT AGREEMENT

SIXTH AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”), dated as of October 10, 2003, among UBIQUITEL OPERATING COMPANY, a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), UBIQUITEL INC., a corporation organized and existing under the laws of the State of Delaware (“Holdings”), the various banks from time to time party to the Credit Agreement referred to below (each a “Bank” and collectively, the “Banks”), BNP PARIBAS (f/k/a PARIBAS), as Administrative Agent and BNP PARIBAS (f/k/a PARIBAS), as Lead Arranger.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, Holdings, the Banks, the Lead Arranger and the Administrative Agent are parties to a Credit Agreement, dated as of March 31, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend a certain provision of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.                                   Amendment to the Credit Agreement.

1.             Section 9.15 of the Credit Agreement is hereby amended by deleting the text “322,000” appearing opposite the text “September 30, 2003” in such Section and inserting the text “313,300” in lieu thereof.

B.                                     Miscellaneous Provisions.

1.             In order to induce the Banks to enter into this Amendment, Holdings and the Borrower hereby represent and warrant to each of the Banks that immediately after giving effect to this Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and  (ii) there exists no Default or Event of Default on the Amendment Effective Date (immediately after giving effect to this Amendment).

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             Each of the Borrower and each Guarantor confirms that the Security Documents secure the Obligations under the Credit Documents as amended hereby.  Each Guarantor confirms that the Guaranty applies to all Obligations under the Credit Documents as amended hereby.

6.             This Amendment shall become effective on the date (the “Amendment Effective Date”) when Holdings, the Borrower, each Guarantor, and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

7.             From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

UBIQUITEL INC.,
as Holdings

By:
Name: Donald A. Harris
Title: President and Chief Executive Officer

UBIQUITEL OPERATING COMPANY,
as Borrower

By:
Name: Donald A. Harris
Title: President and Chief Executive Officer

BNP PARIBAS,
Individually, as Bank, as Administrative Agent,
as Lead Arranger

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT, DATED AS OCTOBER 10, 2003, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 31, 2000, AMONG UBIQUITEL INC., UBIQUITEL OPERATING COMPANY, THE VARIOUS BANKS PARTY THERETO, AND BNP PARIBAS AS ADMINISTRATIVE AGENT AND LEAD ARRANGER

NAME OF INSTITUTION:

By:
Name:
Title: